Section 16 Power of Attorney

Know by all these presents, that the person whose signature appears below hereby constitutes and appoints each of Charles J. Gray, Vice President and General Counsel and Colette Cooke, Assistant General

Counsel, of Sonus Networks, Inc. (the "Company") with full power of substitution, the undersigned's true and lawful attorneys-in-fact to:

1. Execute for and on behalf of the undersigned, in the undersigned's capacity as an officer,

director and/or 10% shareholder of the Company, Forms 3, 4 and 5 in accordance with

Section 16(a) f the Securities Exchange Act of 1934 and rules there under;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

3. Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interests of, or legally required by the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorneys-in-fact may approve in such attorneys-in-fact's reasonable discretion.

The undersigned hereby grants to the attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intends and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that neither the attorneys-in-fact nor the

Company are assuming any of the undersigned's responsibilities to comply with Section 16 of the

Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company or until such attorneys-in-fact are no longer employed by Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be signed this 9th day of

May, 2008.

By:  /s/ Wayne Pastore

Name:  Wayne Pastore

Title:  VP Finance & Corporate Controller